Principal Exchange-Traded Funds

Supplement dated November 2, 2015
to the Statement of Additional Information dated November 1, 2015

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
Officers of the Trust
Add the following information to the Officers of the Trust table:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Deputy Chief Compliance Officer (since 2015)	Director-PMC Compliance, PMC (since 2015) Vice President and Chief Compliance Officer, PMC (since 2015) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)